_________________________________________________________________
_________________________________________________________________
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 28, 1998

                       PATRIOT BANK CORP.
     (Exact name of registrant as specified in its charter)

        Delaware                   0-26744            23-2820537
(State or other jurisdiction     (Commission        (IRS Employer
     of incorporation)            File Number)        Ident. No.)

High and Hanover Streets, Pottstown, Pennsylvania      19464-9963
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (610) 323-1500


                                N/A
 (Former name or former address, if changed since last report.)
_________________________________________________________________
_________________________________________________________________

Item 5.   Other Events.

     On July 28, 1998, Patriot Bank Corp. (the "Company") and First Lehigh Corporation ("First Lehigh") executed an Agreement and Plan of Consolidation (the "Agreement"). The Agreement is filed as Exhibit 2.1, and is incorporated herein by reference.

Exhibits.

No.       Exhibit
2.1 Agreement and Plan of Consolidation, dated as of July 28, 1998, between the Company and First Lehigh

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              PATRIOT BANK CORP.

Dated:  August 5, 1998

                              By   /s/ Richard A. Elko
                                   Richard A. Elko, Executive
                                   Vice President and Chief
                                   Financial Officer
EXHIBIT INDEX


No.       Exhibit

2.1 Agreement and Plan of Consolidation, dated as of July 28, 1998, between the Company and First Lehigh